UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 19, 2006

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York	10004

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-99.1: PRESS RELEASE

Item 8.01 Other Events.

On June 19, 2006, The Goldman Sachs Group, Inc. (the “Registrant”) announced that its Board of Directors intends to elect Gary D. Cohn and Jon Winkelried as the Registrant’s next Presidents and Co-Chief Operating Officers and that John S. Weinberg will become a Vice Chairman of the Registrant. Mr. Cohn and Mr. Winkelried will also serve as members of the Board of Directors. These appointments will occur in the event that Henry M. Paulson, Jr., Chairman and Chief Executive Officer of the Registrant, is confirmed by the United States Senate as Secretary of the Treasury of the United States.

A copy of the Registrant’s press release containing this announcement is being filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Report on Form 8-K:

99.1    Press release of the Registrant dated June 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: June 19, 2006	By:	/s/ Esta E. Stecher

		Name:	Esta E. Stecher
		Title:	Executive Vice President and General Counsel

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